                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            i2 Technologies, Inc.
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                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                          [i2 TECHNOLOGIES, INC. LOGO]


                             i2 TECHNOLOGIES, INC.
                      909 E. LAS COLINAS BLVD., 16TH FLOOR
                              IRVING, TEXAS  75039


                                 March 31, 1997



Dear Stockholder:

         You are cordially invited to attend the 1997 annual meeting of stockholders of i2 Technologies, Inc., which will be held at the Westin Hotel, 13340 Dallas Parkway, Dallas, Texas on Wednesday, April 30, 1997 at 10:00 a.m. (Central Time).

         Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

         After careful consideration, the Company's Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and recommends that you vote for each such proposal.

         In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the annual meeting and wish to change your proxy vote, you may do so simply by voting in person at the annual meeting.

         We look forward to seeing you at the annual meeting.

                                                     Sincerely,

                                                     /s/ SANJIV S. SIDHU

                                                     SANJIV S. SIDHU
                                                     Chairman of the Board and
                                                     Chief Executive Officer




--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

              In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. No postage need be affixed if mailed in the United States.

--------------------------------------------------------------------------------
                             i2 TECHNOLOGIES, INC.
                      909 E. LAS COLINAS BLVD., 16TH FLOOR
                              IRVING, TEXAS  75039


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 1997


         The 1997 annual meeting of stockholders of i2 Technologies, Inc. (the "Company") will be held at the Westin Hotel, 13340 Dallas Parkway, Dallas, Texas on Wednesday, April 30, 1997 at 10:00 a.m. (Central Time) for the following purposes:

         1. To elect one director to serve until the annual stockholders' meeting in 1998, one director to serve until the annual stockholders' meeting in 1999 and two directors to serve until the annual stockholders' meeting in 2000, or in each case until their successors have been elected and qualified;

         2. To approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan to (i) increase the number of shares of Common Stock authorized to be issued by 2,000,000 shares and (ii) establish a limit of Common Stock for which any one person may be granted stock options, stock appreciation rights and direct stock issuances per calendar year;

         3. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997; and

         4. To act upon such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on March 18, 1997 are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the offices of the Company. Whether or not you plan to attend the meeting in person, please sign, date and return the enclosed proxy card in the reply envelope provided. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted. The prompt return of your proxy card will assist us in preparing for the meeting.

                                             By Order of the Board of Directors,

                                             /s/ KANNA (KEN) N. SHARMA

                                             KANNA (KEN) N. SHARMA
                                             Secretary
                             i2 TECHNOLOGIES, INC.
                      909 E. LAS COLINAS BLVD., 16TH FLOOR
                              IRVING, TEXAS 75039

                          -------------------------

                                PROXY STATEMENT

                          -------------------------

         These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of i2 Technologies, Inc., a Delaware corporation (the "Company"), for the 1997 Annual Meeting of Stockholders to be held on Wednesday, April 30, 1997 at 10:00 a.m. (Central Time), and at any adjournment or postponement thereof (the "Annual Meeting") at the Westin Hotel, 13340 Dallas Parkway, Dallas, Texas. These proxy materials were first mailed to stockholders of record beginning on approximately April 7, 1997.


                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.


                         VOTING RIGHTS AND SOLICITATION

         Any stockholder executing a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering written notice of such revocation to the Secretary of the Company before the Annual Meeting or by properly executing and delivering a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who elects to vote his or her shares in person. The cost of soliciting proxies will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this Proxy Statement. Solicitation will be made primarily through the use of the mail, however, regular employees of the Company may, without additional remuneration, solicit proxies personally by telephone or telegram.

         The Company's annual report to stockholders for the fiscal year ended December 31, 1996 (the "Annual Report") has been mailed concurrently with the mailing of the notice of the Annual Meeting and this Proxy Statement to all stockholders entitled to notice of, and to vote at, the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

         The Company has fixed March 18, 1997 as the record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, the Company had 24,807,452 outstanding shares of Common Stock, par value $0.00025 per share (the "Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposals described in the notice of Annual Meeting and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not a proposal has been approved.

         At the record date, directors and executive officers of the Company may be deemed to be beneficial owners of an aggregate of 20,876,338 shares of Common Stock (not including shares of Common Stock issuable upon exercise of outstanding stock options) constituting approximately 84.2% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Such directors and executive officers have indicated to the Company that each such person intends to vote or direct the vote of all shares of Common Stock held or owned by such persons, or over which such person has voting control, in favor of all of the proposals described herein. The approval of the proposals is not assured. See "Principal Stockholders."


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

GENERAL

         The Company currently has the following four directors serving on its
Board: Sanjiv S. Sidhu, Kanna N. Sharma, Harvey B. Cash, and Thomas J. Meredith. At the Annual Meeting, the directors shall be divided into three classes as nearly equal in size as is practicable, designated Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the 1998 annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the 1999 annual meeting of stockholders, and the term of office of the initial Class III directors shall expire at the 2000 annual meeting of the stockholders, or in each case until their successors have been elected and qualified. At each annual meeting of stockholders held after the Annual Meeting, directors to replace those of a class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting or until their respective successors have been elected and qualified.

VOTE REQUIRED

         A board of four directors is to be elected at the Annual Meeting to hold office until their respective term has expired or until their successors are elected and have qualified. Each nominee receiving the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall be elected to the Board of Directors.

         Unless otherwise instructed, the persons named in the accompanying proxy card will vote the proxies received by them for each of the Company's nominees named below, each of whom is presently a director of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                CLASS I NOMINEE

                          NAME                           DIRECTOR SINCE     AGE     POSITION
                          ----                           --------------     ---     --------
 Thomas J. Meredith  . . . . . . . . . . . . . . . .          1996          46      Director

---------------

      Mr. Meredith has served as a director of the Company since July 1996.
 Mr. Meredith has served as the Senior Vice President and Chief Financial Officer for Dell Computer Corporation ("Dell") since November 1992. From 1990 until joining Dell, Mr. Meredith was Vice President and Treasurer of Sun Microsystems, Inc. Prior thereto, he was co-founder and general manager of Amdahl Capital Corporation, a captive financing company for Amdahl Corporation, a mainframe computer manufacturer. Mr. Meredith holds a B.S. in political science from St. Francis College, a J.D. from Duquesne University of Law and an L.L.M. in taxation from Georgetown University.



                                CLASS II NOMINEE

                          NAME                           DIRECTOR SINCE     AGE     POSITION
                          ----                           --------------     ---     --------
 Harvey B. Cash  . . . . . . . . . . . . . . . . . .          1996          58      Director

---------------

      Mr. Cash has served as a director of the Company since January 1996. Mr. Cash has served as general or limited partner of various venture capital companies affiliated with InterWest Partners, a venture capital firm, since 1985. Mr. Cash is chairman of the board of Cyrix Corporation, a publicly held microprocessor company, and currently serves on the board of directors of the following public companies: ProNet, Inc., a manufacturer of paging devices; Aurora Electronics, Inc., a distributor of recycled integrated circuit boards and computer components; Benchmarq Microelectronics, Inc., a developer of chips and chipsets for portable electronic devices; AMX Corporation, a manufacturer of remote control systems; Ciena Corporation, a manufacturer of systems for long distance fiberoptic networks; and Heritage Media Corporation, an owner and operator of radio and television stations. In addition, Mr. Cash is a director of several privately held companies. Mr. Cash holds a B.S. in electrical engineering from Texas A&M University and an M.B.A. from Western Michigan University.



                               CLASS III NOMINEES

                          NAME                           DIRECTOR SINCE     AGE     POSITIONS
                          ----                           --------------     ---     ---------
 Sanjiv S. Sidhu . . . . . . . . . . . . . . . . . .          1989          39     Chairman of the Board and
                                                                                   Chief Executive Officer

 Kanna N. Sharma . . . . . . . . . . . . . . . . . .          1992          56     Vice Chairman of the
                                                                                   Board, Executive Vice
                                                                                   President and Secretary

---------------

      Mr. Sidhu founded the Company in 1988 and has served as its Chairman of the Board since its incorporation in 1989. Mr. Sidhu has served as the Company's Chief Executive Officer since December 1994, and previously served in various other executive capacities with the Company. Before founding the Company, Mr. Sidhu held various positions with Texas Instruments Incorporated ("Texas Instruments"), a publicly held electronics manufacturer, most recently as a member of the technical staff of Texas Instruments' Artificial Intelligence Laboratory. Mr. Sidhu holds a B.S. in chemical engineering from Osmania University and a M.S. in chemical engineering from Oklahoma State University.

        Mr. Sharma joined the Company in July 1990. Since June 1995, Mr. Sharma has served as the Company's Vice Chairman of the Board, Executive Vice President and Secretary and previously served in a variety of senior management positions with the Company. Before joining the Company, Mr. Sharma served as Vice President and co-founder of Business Technology Management, Inc., a management consulting company for manufacturing companies, from July 1987 to July 1990; Executive Vice President of Operations at Creative Output, Inc., a supplier of planning and scheduling software, from March 1982 to July 1987; and in various positions with Texas Instruments from November 1966 to February 1982, most recently as Department Manager of Information Systems and Services. Mr. Sharma holds a B.S. in electrical engineering from the Benares Hindu University Institute of Technology.

BOARD MEETINGS AND COMMITTEES

        The Company's Board of Directors met twice during the fiscal year ended December 31, 1996, and acted a number of times by written consent. Each of the directors nominated for reelection attended at least 75% of the aggregate of (i) the total meetings of the Board and (ii) the total number of meetings held by all committees of the board on which they served.

        The Company has a standing Compensation Committee currently composed of Messrs. Cash and Meredith. The Compensation Committee was formed in 1996 but did not meet during that period. The Compensation Committee administers the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). The Compensation Committee has the responsibility for establishing the compensation payable to the Company's Chief Executive Officer and is responsible for establishing the compensation payable to other executive officers of the Company based on recommendations made by the Chief Executive Officer. The Compensation Committee is also responsible for the overall administration of the Company's employee benefit plans, including the Company's Employee Stock Purchase Plan. The Company also has a standing Audit Committee composed of Messrs. Cash and Meredith. The Audit Committee did not meet in fiscal 1996. The Audit Committee assists in the selection of the Company's independent auditors and is responsible for designating those services to be performed by and maintaining effective communication with the auditors. A Pricing Committee was also formed for the limited purpose of determining certain terms and conditions of the Company's April 1996 initial public offering. The Company does not have a standing Nominating Committee or any other committee performing similar functions, and such matters are considered at meetings of the full Board of Directors.


                                  PROPOSAL 2

                           APPROVAL OF AMENDMENT TO
                    1995 STOCK OPTION/STOCK ISSUANCE PLAN

        The Company's stockholders are being asked to approve an amendment to the 1995 Stock Option/Stock Issuance Plan to (i) increase the number of shares of Common Stock available for issuance under the 1995 Plan from 10,000,000 shares to 12,000,000 shares and (ii) establish a limit on the number of shares of Common Stock for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the 1995 Plan per calendar year. The 1995 Plan became effective upon its adoption by the Board and approval by the Company's stockholders on September 21, 1995. The proposed amendment to the 1995 Plan was adopted by the Board on May 11, 1996, subject to stockholder approval at the Annual Meeting.

        The Board believes the share increase is necessary to assure that the Company continues to have a sufficient reserve of Common Stock available under the 1995 Plan to attract and retain the services of key individuals essential to the Company's long-term success. The establishment of the limit on the number of shares of Common Stock for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances is necessary so that any compensation deemed paid to an officer of the Company in connection with the exercise of an option granted under the 1995 Plan is exempt from the $1 million limitation on the amount of compensation deductible by the Company with respect to compensation paid to its officers.

        The following is a summary of the principal features of the 1995 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Irving, Texas.

EQUITY INCENTIVE PROGRAMS

        The 1995 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Option Grant Program. The principal features of these programs are described below. The 1995 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Company's Board of Directors. This committee (the "Plan Administrator") has complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan. However, all grants under the Automatic Option Grant Program are made in strict compliance with the provisions of that program, and no administrative discretion may be exercised by the Plan Administrator with respect to the grants made thereunder.

SHARE RESERVE

        A total of 12,000,000 shares of Common Stock (including the share increase subject to stockholder approval under this proposal) has been reserved for issuance over the ten-year term of the 1995 Plan. In no event may any one participant in the 1995 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares per calendar year beginning with the 1996 calendar year.

        In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1995 Plan and to the securities and exercise price under each outstanding option.

ELIGIBILITY

        Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board (other than those serving as members of the Compensation Committee) and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board (including members of the Compensation Committee) will also be eligible to participate in the Automatic Option Grant Program.

        As of December 31, 1996, four executive officers, 422 other employees and two non-employee Board members were eligible to participate in the 1995 Plan.

VALUATION

         The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On December 31, 1996, the closing selling price per share was $38.25.

                       DISCRETIONARY OPTION GRANT PROGRAM

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share of not less than 85% of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         In addition, the Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

                 Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                 Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six (6) months may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the take-over price per share over (ii) the exercise price payable for such share.

         The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                             STOCK ISSUANCE PROGRAM

         Shares may be sold under the Stock Issuance Program at a price per share of not less than 85% of fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

         The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the
attainment of performance goals.   The Plan Administrator will, however, have
the discretionary authority at any time to accelerate the vesting of any unvested shares.

                         AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on the effective date of the Company's April 1996 initial public offering of the Common Stock was automatically granted at that time an option for 1,000 shares of Common Stock. Each individual who first becomes a non-employee Board member after such date will automatically be granted at that time an option for 1,000 shares of Common Stock. In addition, on the date of each annual stockholders' meeting beginning with the Annual Meeting, each individual who continues to serve as a non-employee Board member after such meeting will automatically be granted, on the date of that meeting, an option to purchase 1,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months.

         Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

         Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each option grant will vest (and the Company's repurchase rights will lapse) in four (4) equal annual installments over the optionee's period of Board service, with the first such installment to vest one (1) year from the option grant date.

         The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or an acquisition of the Company by merger or asset sale or a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six (6) months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the take-over price per share over (ii) the exercise price payable for such share.

                               GENERAL PROVISIONS

ACCELERATION

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently involuntarily terminated within 18 months following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program either at the time of such change in control or upon the subsequent involuntary termination of the individual's service.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be viewed as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other effort to gain control of the Company.

FINANCIAL ASSISTANCE

         The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1995 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

         The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

         The Board may amend or modify the 1995 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on September 20, 2005.

STOCK AWARDS

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between September 21, 1995 and December 31, 1996 under the 1995 Plan together with the weighted average exercise price payable per share.

=====================================================================================
                            OPTION TRANSACTIONS(1)
=====================================================================================
                                                                        Weighted
                                                     Number of           Average
                      Name                         Option Shares     Exercise Price
-------------------------------------------------------------------------------------
Sanjiv S. Sidhu,                                        --                 --
Chairman of the Board
and Chief Executive Officer
-------------------------------------------------------------------------------------
Kanna N. Sharma,                                        --                 --
Vice Chairman of the Board, Executive Vice
President and Secretary
-------------------------------------------------------------------------------------
Gregory A. Brady,                                     16,667              $1.18
President, Worldwide Operations
-------------------------------------------------------------------------------------
David F. Cary,                                        45,000              $7.25
Vice President and Chief Financial Officer
-------------------------------------------------------------------------------------
All current executive officers as a group             61,667              $5.61
(Four persons)
-------------------------------------------------------------------------------------
Harvey B. Cash,                                       20,000              $1.18
Director
-------------------------------------------------------------------------------------
Thomas J. Meredith,                                   20,000             $25.20
Director
-------------------------------------------------------------------------------------
All non-employee directors as a group                 40,000             $13.19
(Two persons)
-------------------------------------------------------------------------------------
All employees, including current officers who      1,251,024             $11.12
are not executive officers as a group
(203 persons)
=====================================================================================

  (1) During 1996, the Board of Directors authorized the direct issuance of 615 shares to employees at a weighted average price of $14.33 per share paid in past services rendered to the Company.

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

         Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price paid for those shares will be included in the optionee's alternative minimum taxable income at the time of exercise. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. Further, the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

         The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

                              ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis. Under the new FASB release, footnote disclosure will be required as to the impact the outstanding options under the 1995 Plan would have upon the Company's reported earnings were those options appropriately valued as compensation expense.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the 1995 Plan. Should such stockholder approval not be obtained, then all options previously granted under the 1995 Plan on the basis of the 2,000,000- share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options and there will be no limit on the number of shares for which options, separately exercisable stock appreciation rights and direct stock issuances may be made to any one individual under the 1995 Plan. In addition, the 1995 Plan will terminate once the balance of the share reserve as last approved by the stockholders has been issued pursuant to outstanding option grants and stock issuances under the 1995 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
THE APPROVAL OF THE AMENDMENT TO THE 1995 PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO CONTINUE TO HAVE A COMPREHENSIVE EQUITY INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE ENTERPRISE AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

                               NEW PLAN BENEFITS

         The following table sets forth certain information regarding the options granted to date under the 1995 Plan on the basis of the 2,000,000-share increase, together with the option exercise price payable per share. Additionally, 2,000 shares are expected to be granted under the Automatic Option Grant Program on the date of the Annual Meeting at an exercise price per share equal to the closing selling price per share of Common Stock on that date on the Nasdaq National Market.


=====================================================================================
                             OPTION TRANSACTIONS
=====================================================================================
                                                                       Weighted
                      Name                          Number of           Average
                                                  Option Shares     Exercise Price
-------------------------------------------------------------------------------------
Sanjiv S. Sidhu,                                       --                 --
Chairman of the Board
and Chief Executive Officer
-------------------------------------------------------------------------------------
Kanna N. Sharma,                                       --                 --
Vice Chairman of the Board, Executive Vice
President and Secretary
-------------------------------------------------------------------------------------
Gregory A. Brady,                                      --                 --
President, Worldwide Operations
-------------------------------------------------------------------------------------
David F. Cary,                                         --                 --
Vice President and Chief Financial Officer
-------------------------------------------------------------------------------------
All current executive officers as a group              --                 --
(Four persons)
-------------------------------------------------------------------------------------
Harvey B. Cash,                                        --                 --
Director
-------------------------------------------------------------------------------------
Thomas J. Meredith,                                    --                 --
Director
-------------------------------------------------------------------------------------
All non-employee directors as a group                  --                 --
-------------------------------------------------------------------------------------
All employees, including current officers who        194,377            $32.94
are not executive officers as a group
(86 persons)
=====================================================================================

                                   PROPOSAL 3

                 APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

         The Company is asking the stockholders to ratify the selection of Ernst & Young LLP as the Company's independent public auditors for the year ending December 31, 1997. In the event that the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such change would be in the Company's and the stockholders' best interests.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to your questions and will have the opportunity to make a statement if they desire to do so.

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required to ratify the selection of Ernst & Young LLP.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.


                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 28, 1997 by
(i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each of the Company's officers named in the Summary Compensation Table below, and (iv) all current executive officers and directors as a group.

                                                       AMOUNT AND NATURE
                  NAME AND ADDRESS                       OF BENEFICIAL      PERCENT OF
                OF BENEFICIAL OWNER                      OWNERSHIP (1)        CLASS
 -------------------------------------------------   --------------------- ------------
 Sanjiv S. Sidhu(2)  . . . . . . . . . . . . . .          16,000,000          64.5%
    909 E. Las Colinas Blvd.
    16th Floor
    Irving, Texas  75039

 Kanna N. Sharma(3)  . . . . . . . . . . . . . .           3,950,000           15.9
    909 E. Las Colinas Blvd.
    16th Floor
    Irving, Texas  75039

 Sidhu-Singh Family Investments, Ltd.. . . . . .           3,400,000           13.7
    909 E. Las Colinas Blvd.
    16th Floor
    Irving, Texas  75039

 The K-B Sharma Limited Partnership  . . . . . .           2,000,000            8.1
    909 E. Las Colinas Blvd.
    16th Floor
    Irving, Texas  75039

                                                       AMOUNT AND NATURE
                  NAME AND ADDRESS                       OF BENEFICIAL       PERCENT OF
                OF BENEFICIAL OWNER                      OWNERSHIP (1)         CLASS
 -------------------------------------------------   --------------------- ------------
 John C. Hogge(4)  . . . . . . . . . . . . . . .          1,314,000            5.1
    1603 LBJ Freeway, Ste. 780
    Dallas, Texas  75234

 Gregory A. Brady(5) . . . . . . . . . . . . . .            737,439            3.0

 David F. Cary(6)  . . . . . . . . . . . . . . .            185,567              *

 Harvey B. Cash(7) . . . . . . . . . . . . . . .             20,000              *

 Thomas J. Meredith(8) . . . . . . . . . . . . .              6,000              *

 All directors and executive officers as a group
          (six persons)(9) . . . . . . . . . . .         20,899,006          84.2%

---------------

*        Indicates less than 1%.

(1) Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission in accordance with Rule 13d-3(d)(i). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following February 28, 1997 are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(2) Includes 3,400,000 shares owned beneficially by Sidhu-Singh Family Investments, Ltd. Mr. Sidhu is a general partner of Sidhu-Singh Family Investments, Ltd. In such capacity, Mr. Sidhu may be deemed to be a beneficial owner of such shares.
(3) Includes 1,000,000 shares held by Mr. Sharma's spouse and 2,000,000 shares held by the K-B Sharma Limited Partnership. Mr. Sharma is the President of Sharma Management, L.L.C., which is the general partner of The K-B Sharma Limited Partnership. In such capacity, Mr. Sharma may be deemed to be a beneficial owner of such shares.
(4) Includes 1,178,000 shares subject to options exercisable as of February 28, 1997.
(5) Includes 342,501 shares that were unvested as of February 28, 1997, and therefore subject to a right of repurchase in favor of the Company.
(6) Includes 40,000 shares that were unvested as of February 28, 1997, and therefore subject to a right of repurchase in favor of the Company. Also includes 3,334 shares subject to options exercisable within 60 days of February 28, 1997.
(7) Represents shares subject to options exercisable as of February 28, 1997. If such options are exercised, 15,000 of these shares would be unvested and therefore subject to a right of repurchase in favor of the Company.
(8) Includes 5,000 shares owned by a trust for the benefit of Mr. Meredith's family. Also includes 1,000 shares subject to options exercisable as of February 28, 1997. If such options are exercised, all of these shares would be unvested and therefore subject to a right of repurchase in favor of the Company.
(9)      See notes (2) through (8).

                            EXECUTIVE  COMPENSATION

EXECUTIVE OFFICERS

         Set forth below is certain information concerning the executive officers of the Company:

             Name                  Age        Position Held
             ----                  ---        -------------
         Sanjiv S. Sidhu            39        Chief Executive Officer
         Kanna N. Sharma            56        Executive Vice President and Secretary
         Gregory A. Brady           36        President, Worldwide Operations
         David F. Cary              41        Vice President and Chief Financial Officer

         Certain biographical information concerning Messrs. Sidhu and Sharma is set forth under "Proposal 1 - Elections of Directors."

         Mr. Brady joined the Company in December 1994 as President, Field Operations, and became President, Worldwide Operations in September 1996. From 1988 until joining the Company, Mr. Brady held a variety of positions with Oracle Corporation, an enterprise application software vendor, most recently serving as Vice President of Worldwide Applications Marketing. Mr. Brady holds a B.S. in business from the University of Indiana.

         Mr. Cary joined the Company in July 1992 and has served as its Vice President and Chief Financial Officer since April 1994. Mr. Cary served in various other capacities with the Company between July 1992 and April 1994. Before joining the Company, Mr. Cary was an Accounting System Controller for ComputerLand Texas, a distributor of computer equipment, from December 1991 to June 1992. Mr. Cary is a Certified Public Accountant and holds a B.S. in accounting from San Francisco State University and an M.B.A. from Southern Methodist University.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

         The officers serve at the discretion of the Board. The Company does not presently have an employment contract in effect with any of its officers. Although no specific compensatory arrangements have been made for the officers of the Company, certain provisions of the 1995 Plan may have the effect of discouraging, delaying or preventing a change in control of the Company or unsolicited acquisition proposals.

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and the other executive officers of the Company (collectively, the "Named Officers") whose salary and bonus exceeded $100,000 for services rendered in all capacities to the Company during the year ended December 31, 1996.

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                            ANNUAL COMPENSATION             ------------
                                         ---------------------------------------------        OPTIONS           ALL OTHER
         NAME AND POSITION(S)              YEAR      SALARY       BONUS      OTHER (1)      (# OF SHARES)     COMPENSATION (4)
         -------------------------         -----    --------      -----     ----------      -------------     ---------------
         Sanjiv S. Sidhu   . . . . .        1996    150,000       75,000     40,308(2)             --               771
            Chairman of the Board           1995    150,000       75,000         --                --               771
            and Chief Executive
            Officer

         Kanna N. Sharma . . . . . .        1996    150,000       75,000     59,032(3)             --               925
            Vice Chairman of the            1995    150,000       75,000         --                --               925
            Board, Executive Vice
            President and Secretary

         Gregory A. Brady  . . . . .        1996    150,000      353,721         --                --                --
            President, Worldwide            1995    150,000      300,000         --              16,667              --
            Operations

         David F. Cary   . . . . . .        1996    110,004       75,000         --              25,000              --
            Vice President and              1995     83,417       20,000         --              20,000              --
            Chief Financial Officer


(1) Excludes perquisites and other personal benefits for officers other than Messrs. Sidhu and Sharma because the aggregate amounts thereof do not exceed 10% of such officers' total salary and bonus.
(2) Includes $34,800 paid by the Company for expenses relating to tax and estate planning for the benefit of Mr. Sidhu and his family.
(3) Represents amounts paid by the Company for expenses relating to tax and estate planning for the benefit of Mr. Sharma and his family.
(4) Represents premiums paid by the Company in 1996 and 1995 with respect to term life insurance policies on the lives of Messrs. Sidhu and Sharma. All of the proceeds of such policies are payable to Mr. Sidhu's and Mr. Sharma's respective designated beneficiaries.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning stock options granted to each of the Named Officers during the year ended December 31, 1996. No stock appreciation rights ("SARs") were granted to these individuals during such year.

                                                 INDIVIDUAL GRANTS
                        ---------------------------------------------------------------       POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF       % OF TOTAL                                           ASSUMED ANNUAL RATES OF
                           SECURITIES         OPTIONS                                           STOCK PRICE APPRECIATION
                           UNDERLYING       GRANTED TO                                             FOR OPTION TERM (3)
                             OPTIONS        EMPLOYEES      EXERCISE PRICE   EXPIRATION         ----------------------------
      NAME                 GRANTED(1)        IN 1996        PER SHARE (2)     DATE                 5%              10%
---------------------   -------------      ------------    --------------  ------------        -----------    -------------
Sanjiv S. Sidhu.....           --               --              --               --                  --                --
Kanna N. Sharma.....           --               --              --               --                  --                --
Gregory A. Brady....           --               --              --               --                  --                --
David F. Cary.......       25,000              0.03%        $12.11          3/31/06            $190,398          $482,506

---------------

(1) Options vest over a four-year period but may be exercised prior to vesting, subject to a right of the Company to repurchase at cost any unvested shares purchased prior to vesting in the event of the optionee's termination of employment. Each option expires on the earlier of ten years from the date of grant or within a specified period following termination of the optionee's employment with the Company.
(2) The exercise price may be paid in cash or through a promissory note payable to the Company.
(3) Future value assumes appreciation of 5% and 10% per year over the ten-year option period in the value of the Common Stock as mandated by the rules and regulations of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future value of the Common Stock. The actual value realized may be greater than or less than the potential realizable values set forth in the table.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth certain information concerning options exercised and option holdings for the year ended December 31, 1996 with respect to each of the Named Officers. No SARs were exercised during such year and none were outstanding at December 31, 1996.

                                                                   NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                           SHARES                               OPTIONS AT DECEMBER 31, 1996(2)   AT DECEMBER 31, 1996(2)(3)
                         ACQUIRED ON                          --------------------------------- ------------------------------
         NAME             EXERCISE    VALUE REALIZED (1)        EXERCISABLE      UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
         ----          -------------- -------------------     ----------------  --------------- -------------  ---------------
Sanjiv S. Sidhu   . .        --                --                   --                --              --               --
Kanna N. Sharma   . .        --                --                   --                --              --               --
Gregory A. Brady  . .        --                --                   --                --              --               --
David F. Cary   . . .      72,709          $1,371,489               --              21,667            --           $827,236

---------------

(1) Determined by subtracting the exercise price from the market value of the Common Stock on the exercise date, multiplied by the number of shares acquired on exercise.
(2) "Exercisable" refers to those options which were both exercisable and vested, while "Unexercisable" refers to those options which were unvested.
(3) Value is determined by subtracting the exercise price from the fair market value of the Common Stock at December 31, 1996 ($38.25 per share), based upon the closing sale price of the Common Stock on the Nasdaq National Market on such date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to the formation of the Compensation Committee in September 1996, the Company's full Board of Directors (comprised of Messrs. Sidhu, Sharma, Cash and Meredith) determined the compensation levels of the Company's executive officers. In December 1995, the Company issued 4,000,000 shares of Common Stock to Mr. Sharma upon the exercise of stock options granted under the predecessor plan to the 1995 Plan at an aggregate purchase price of $70,000 in exchange for a full recourse promissory note bearing interest at 6% per annum and secured by the shares issued upon the exercise of the stock options. The outstanding balance of the note was repaid in February 1996.

DIRECTOR COMPENSATION

     Directors are not compensated for serving on the Board of Directors. The Company will reimburse directors who are not also full-time employees of the Company for reasonable travel expenses incurred in attending meetings of the Board or committees of the Board. Non-employee directors are eligible to participate in the Automatic Option Grant Program of the 1995 Plan.

REPORT ON EXECUTIVE COMPENSATION

     During 1996, compensation decisions concerning the Company's executive officers were made by the entire Board, including Messrs. Sidhu and Sharma.
The following report describes the procedures employed by the Board in formulating the compensation policy for the Company's executive officers during 1996.

     GENERAL

     The Company's primary objective is to maximize the value of the Company's shares over time. Accomplishing this objective requires developing and marketing superior products and services that provide cost-effective solutions for the Company's customers. The overall goal of the Board of Directors is to develop compensation practices that will allow the Company to attract and retain the people needed to define, create, manufacture and market leading-edge products and services.

     The Company compensates its executive officers with a combination of salary and incentives designed to focus their efforts on maximizing both the near-term and long-term financial performance of the Company. In addition, the Company's compensation structure also rewards individual performance that furthers Company goals. Elements of each executive officer's compensation include the following:

         o  Base Salary
         o  Annual Incentives
         o  Equity Incentives
         o  Benefits

     Each executive officer's compensation package is designed to provide an appropriately weighted mix of these elements which cumulatively provide a level of compensation roughly equivalent to that paid by the top quartile of companies of similar size and complexity.

     BASE SALARY

     Base Salary and increases in base salary are determined by individual performance. In adjusting these base salaries, both qualitative and quantitative factors relating to corporate and individual performance are examined. In many instances, the qualitative factors necessarily involve a subjective assessment by the Board of Directors. The Board of Directors considers a mix of factors and evaluates individual performance against that mix both in absolute terms and in relation to the executive's peers within the Company. To assist in recruiting highly qualified management, the Board of Directors generally targets base salaries paid to executive officers at competitive levels, depending on individual qualifications and experience.

     ANNUAL INCENTIVES

     The Company maintains annual cash incentive bonus programs to reward executive officers and other key employees for attaining defined performance goals. For most of the executive officers and other key employees, bonuses are based primarily on Company-wide performance targets. For senior management personnel, Company-wide performance is a factor; however, significant weight is also given to individual performance and performance factors of particular operation groups within the Company.

     In setting performance targets, the Company considered its historical performance and underlying business model, and external as well as internal expectations related to 1996 operating profits. Incentive compensation was subject to further adjustment based on a combination of financial factors, including the Company's contracting activity, total revenues, operating income and earnings per share. The financial factors were derived from 1996 budget data, historical performance and median expectations of those industry analysts who publish earnings forecasts for the Company and otherwise actively follow the Company.

     EQUITY INCENTIVES

     The Company utilizes its 1995 Plan to further align the interests of stockholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's stock. Generally, options under the 1995 Plan are granted with exercise prices set at the fair market value of the underlying stock on the date of grant, have a term of ten years, and are subject to vesting over four years. In determining the size of an option to be granted to an executive officer, the Committee takes into account the executive officer's position and level of responsibility within the Company, the executive officer's existing stock and unvested option holdings, the potential reward to the executive officer if the stock price appreciates in the public market, and the competitiveness of the executive officer's overall compensation arrangements, including stock options although outstanding performance by an individual may also be taken into consideration. Option grants may also be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility.

     The 1995 Plan was adopted by the Company's Board of Directors and approved by its stockholders in 1995. Prior to the formation of the Compensation Committee in September 1996, the full Board administered award grants under the 1995 Plan. After considering the criteria discussed above, in 1996 the Board granted to Mr. Cary options to purchase 25,000 shares of Common Stock. In determining the size of such grant, the Board focused in particular on its conclusion, based on experience and informal information subjectively evaluated, that the stock and option holdings of Mr. Cary were below the levels needed to provide appropriate equity incentives.

     The Board of Directors adopted and the stockholders approved an Employee Stock Purchase Plan (the "Purchase Plan") in 1996. The Purchase Plan is designed to allow eligible employees of the Company to purchase shares of Common Stock through periodic payroll deductions under the Purchase Plan, and a reserve of 500,000 shares of Common Stock has been established for this purpose. Payroll deductions may not exceed 15% of a participant's base salary for each purchase period. The purchase price per share will be 85% of the lesser of the fair market value of the Common Stock on the start of the purchase period or the fair market value on the semi-annual purchase date. Messrs. Cary and Brady purchased 566 and 772 shares, respectively, on October 31, 1996 through the Purchase Plan.

     COMPLIANCE WITH THE INTERNAL REVENUE CODE

     Section 162(m) of the Code imposes a limit on tax deductions for annual compensation (other than performance based compensation) in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of a corporation. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. None of the compensation paid by the Company in fiscal 1996 was subject to the limitation on deductibility. At the Annual Meeting, the stockholders are being asked to approve certain amendments to the 1995 Plan which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance based compensation. The Board of Directors will continue to assess the impact of Section 162(m) of the Code on its compensation practices and determine what further action, in any, is appropriate.

     BENEFITS

     Benefits offered to the Company's executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to the Company's executive officers are substantially the same as those offered to all the Company's regular employees.

     In 1994, the Company established a tax-qualified cash or deferred profit sharing plan (the "401(k) Savings Plan") covering all of the Company's eligible full-time employees. Under the plan, participants may elect to contribute, through salary reductions, up to 18% of their annual compensation subject to a statutory maximum. The Company does not currently provide additional matching contributions under the 401(k) Savings Plan, but may do so in the future. The 401(k) Savings Plan is designed to qualify under Section 401 of the Code so that contributions by employees or by the Company to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Savings Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. The trustee under the plan, at the direction of each plan participant, currently invests the assets of the 401(k) Savings Plan in eight investment options.

     CEO COMPENSATION

     In setting compensation payable to the Company's Chief Executive Officer, Mr. Sidhu, the Board of Directors has sought to be competitive with companies of similar size within the industry. Mr. Sidhu's base salary is tied to the performance of the Company and to his personal performance. The largest portion of Mr. Sidhu's incentive compensation under the 1995 Plan is dependent upon the Company's performance and the smaller portion is related to an evaluation of his personal performance. No incentive compensation is paid to Mr. Sidhu for Company or personal performance unless specific Company and personal performance goals are achieved during the fiscal year.

     In 1996, Mr. Sidhu earned a based salary of $150,000 and cash bonus of $75,000. The bonus for 1996 approximated 50% of his base salary and was based on the performance of the Company and Mr. Sidhu's significant contribution to that performance in terms of both leadership and strategic vision.

             Board of Directors:           Harvey B. Cash
                                           Thomas J. Meredith
                                           Kanna N. Sharma
                                           Sanjiv S. Sidhu

STOCK PERFORMANCE GRAPH

     The graph below depicts the Company's stock price as an index assuming $100 invested on April 25, 1996 (the date of the Company's initial public offering), along with the composite prices of companies listed in the Nasdaq Computer and Data Processing Services Group Index and Nasdaq Stock Market (U.S. Companies) Index. This information has been provided to the Company by the Nasdaq Stock Market. The comparisons in the graph are required by regulations of the Securities Exchange Commission and are not intended to forecast or to be indicative of the possible future performance of the Common Stock.





                                   [Graph]

                                                4/25/96               12/31/96
                                                -------               --------
I2 Technologies                                  $100                   $191
NASDAQ Stock Market-US                           $100                   $109
NASDAQ Computer & Data Processing                $100                   $106

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report on Executive Compensation and the Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those acts.


CERTAIN TRANSACTIONS WITH MANAGEMENT

     During 1996, the Company purchased approximately $110,000 of office products from a company in which a relative of Mr. Brady is the principal owner.

     Mr. Sidhu's rights under the Stock Exchange Agreement with the Company dated January 2, 1990 were replaced and superseded by a Registration Rights Agreement, dated April 1, 1996, among the Company, Mr. Sidhu and Sidhu-Singh Family Investments, Ltd. (of which Mr. Sidhu is a general partner). The Registration Rights Agreement provides Mr. Sidhu and Sidhu-Singh Family Investments, Ltd. with piggyback rights to include their respective shares of Common Stock (an aggregate of 16,000,000 shares) in any Company-initiated registered offering on or prior to June 1, 2001. Under the Registration Rights Agreement, the Company has agreed to bear all expenses associated with offerings in which shares held by holders of piggyback rights are included, other than underwriting discounts and commissions attributable to the sale of such shares.

     See "-- Compensation Committee Interlocks and Insider Participation" above for additional information regarding transactions with management.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company or written representations from certain reporting persons that no Forms 5 were required, the Company believes that, during the 1996 calendar year, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                             STOCKHOLDER PROPOSALS

     Under the present rules of the Securities and Exchange Commission and the Bylaws of the Company, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Stockholders is expected to be 120 days prior to March 31, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission and the procedure set forth in the Bylaws of the Company.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE ATTENTION OF CHIEF FINANCIAL OFFICER, AT THE COMPANY'S EXECUTIVE OFFICES LOCATED AT 909 E. LAS COLINAS BLVD., 16TH FLOOR, IRVING, TEXAS 75039.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.


                                           By Order of the Board of Directors,

                                           /s/ KANNA (KEN) N. SHARMA

                                           KANNA (KEN) N. SHARMA
                                           Secretary
March 31, 1997

PROXY
                             i2 TECHNOLOGIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 1997

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Sanjiv S. Sidhu and David F. Cary, and each of them, with full power of substitution, attorneys and proxies of the undersigned to vote the shares of Common Stock, par value $0.00025 per share, of i2 Technologies, Inc. ("i2"), which the undersigned could vote, and with all power the undersigned would possess, if personally present at the Annual Meeting of Stockholders of i2 to be held at the Weston Hotel, 13340 Dallas Parkway, Dallas, Texas on Wednesday, April 30, 1997 at 10:00 a.m. (Central
Time), and any adjournment thereof.

         1.  The election of directors.

                       Class I Nominee:     Thomas J. Meredith

                       Class II Nominee:    Harvey B. Cash

                       Class III Nominees:  Sanjiv S. Sidhu and Kanna N. Sharma

             [ ]  FOR all nominees (except as marked below).

                       For, except vote withheld from the following nominee(s):



             [ ]  WITHHOLD AUTHORITY to vote for all nominees.

         2. Approval of the amendment to the 1995 Stock Option/Stock Incentive Plan.

             [ ] FOR                    [ ] AGAINST                 [ ] ABSTAIN

         3. Approval of the appointment of Ernst & Young LLP as independent auditors.

             [ ] FOR                    [ ] AGAINST                 [ ] ABSTAIN

         4. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting, or any adjournment thereof.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Items 1, 2 and 3. Any holder who wishes to withhold the discretionary authority referred to in item 4 should mark a line through the entire item.

         Receipt of the Proxy Statement dated March 31, 1997, is hereby acknowledged.

                                        Dated:                , 1997
                                              ----------------

                                        --------------------------------------
                                                 Signature(s)


                                        --------------------------------------
                                        (Please sign exactly and as fully as
                                        your name appears on your stock
                                        certificate. If shares are held
                                        jointly, each stockholder should sign.)


   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.